Better personalized cancer immunotherapies through better neoantigen targeting January 2021

2 This presentation contains “forward-looking” statements that are within the meaning of federal securities laws and are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, clinical trials and pre-clinical studies, regulatory approval of our product candidates, liquidity position and capital needs, financing plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “expects,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or combination of which, could materially affect our results of operations and whether the forward- looking statements ultimately prove to be correct. Factors that may materially affect our results of operations include, among other things, our ability to progress product candidates in preclinical and clinical trials, the ability of ATLAS™ to identify promising oncology vaccine and immunotherapy product candidates, the scope, rate and progress of our preclinical and clinical trials and other research and development activities, anticipated timing of IND applications and new clinical trials, the amount of funds that we may require to conduct our clinical trials for our product candidates, the timing of, and ability to, obtain and maintain necessary regulatory approvals for our product candidates, and those listed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (“SEC”). Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. You may get copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and our other SEC filings for free by visiting EDGAR on the SEC website at http://www.sec.gov. Disclaimer

Genocea at a glance

Revolutionary antigen discovery platform

ATLAS
TARGETS MATTER

Differentiated clinical-stage immunotherapies

GEN-009
Neoantigen vaccine

Longer term efficacy in combination with checkpoint inhibitor
Q2 2021

GEN-011
Neoantigen cell therapy

Monotherapy efficacy in checkpoint-resistant patients
Late Q4 2021/Q1 2022

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4 ATLAS: harnessing each patient’s immune system for optimal antigen selection Only ATLAS can identify: - All stimulatory antigens in a patient’s tumor - InhibigensTM – antigens of CD8+ and/or CD4+ T cells that suppress anti-tumor responses Available fixed tumor sample NGS analysis Bacterial vectors expressing each candidate Unique plasmids for every candidate neoantigen Autologous dendritic cell Autologous T cell Blood sample

5 Inhibigen identification and exclusion is critical to ensure therapeutic efficacy 1. Therapeutic mouse vaccination with a pool of ATLAS-identified Inhibigens drives tumor hyperprogression 2. The presence of Inhibigens in an otherwise protective mouse vaccine completely abrogates protection 3. Checkpoint blockade cannot overcome Inhibigen-mediated suppression 4. Inhibigen mechanism-of-action is not associated with increased Tregs 0 3 6 0 200 400 600 800 1,000 1,200 1,400 1,600 8 10 12 14 16 18 20 22 24 Day T um or v ol um e (m m 3 ) Adjuvant only Protective vaccine Protective vaccine + Inhibigen 2 0 6 0 200 400 600 800 1,000 8 10 12 14 16 18 Day T um or v ol um e (m m 3 ) Adjuvant only Inhibigens + Adjuvant 1 0 4 0 500 1000 1500 8 10 12 14 16 18 20 22 anti-PD-1 Treated Study day Tu m or V ol um e (m m 3 ) Protective Vaccine + anti-PD-1 Inhibigen + Protective Vaccine + anti-PD-1 Inhibigen + Protective Vaccine 3 4

6 ATLAS: enabling better products through superior antigen selection

7 GEN-009 Neoantigen Vaccine Unprecedented immune responses; Emerging clinical efficacy

GEN-009-101 trial design Part A • Vaccine monotherapy in patients with no evidence of disease • Multiple tumor types with CPI approval • Objectives: safety, immunogenicity, recurrence-free survival • Status: all patients in long-term follow-up Part B • Combination of GEN-009 and standard-of-care PD-1-based regimens in patients with advanced disease • Objectives: safety, immunogenicity, efficacy • Vaccination contribution to be determined after CPI response established • Status: all patients in long-term follow-up

9 1 Sahin, et al., Nature 2017 (N=8); Ott, et al., Nature 2017 (N=8); Gritstone ESMO Immuno-Oncology Congress Presentation 2019 • Results shown represent highest proportion of neoantigen-specific responses in peer publications and presentations Immune response frequency % neoantigens with immune responses 60% Best peer results1 Achieved in combination with CPI 99% GEN-009 Monotherapy Potential patient benefits Response breadth to prevent tumor escape 0 6 12 18 24 Last imaging, no measurable disease Recurrence Second primary unrelated to vaccine Median follow up 18.5 months Strong immune responses and recurrence-free survival in Part A

In Part B, GEN-009 is being studied in two distinct patient groups


1. Checkpoint-sensitive / controlled
GEN-009 dosing
+/- prior therapy
SOC and GEN-009 manufacture
Biopsy
Enroll
Progression and
salvage treatment
GEN-009 dosing
2. Checkpoint-resistant

SOC Therapy

Melanoma: nivo monotherapy or nivo + ipi

NSCLC: pembro + chemotherapy

RCC: nivo monotherapy or nivo + ipi

SCCHN: pembro monotherapy

Urothelial: pembro monotherapy

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11 Part B design enables assessment of vaccine-specific contribution to clinical responses Each patient can serve as own control

12 Compelling signal of response in checkpoint-sensitive patients Overall responses 2/9 (22%) with CR 4/9 (67%) with PR 2/9 (22%) with SD 7/9 (78%) progression-free GEN-009 responses 1 CR and 2 PR of 7 evaluable

13 Early evidence of stabilization in checkpoint-resistant patients Investigator iRECIST read after GEN-009 5/7 disease control 1 patient with possible pseudo-progression

14 GEN-009 continues to demonstrate unparalleled immune responses 0 100 200 300 400 500 600 700 800 900 screening D50 Cy to ki ne S FU /2 0, 00 0 PB M C IFN-gamma TNF-alpha PBMC IV S Re su lts (N = 1 0 ) ~35,000/million 0 100 200 300 400 500 600 700 800 900 screening D50 Cy to ki ne S FU /2 0, 00 0 CD 4+ T ce lls IFN-gamma TNF-alpha CD4+ ~30,000/million 0 50 100 150 200 250 300 350 screening D50 Cy to ki ne S FU /2 0, 00 0 CD 8+ T ce lls IFN-gamma TNF-alpha CD8+ ~10,000/million Interim Proportion Of Positive Peptides CD8+ CD4+ PBMC Total Overall 58% 87% 84% 92% CPI-sensitive 63% 88% 88% 93% CPI-resistant 50% 70% 80% 90%

15 Compelling early signals persist with longer follow-up Clear anti-tumor activity “Targets matter” Highly differentiated immunogenicity results Powerful readthrough to GEN-011 ATLAS enables unique breadth and specificity GEN-009: Delivering on the promise of neoantigen therapies

16 GEN-011 Neoantigen T cell Therapy Potential best-in-class solid tumor adoptive T cell therapy

17 TIL therapy Current gold standard for solid tumor cell therapy 1. Linette et al., Blood (2013) 2. Goff et al., JCO (2016) 3. Sarnaik et al., ASCO Annual Meeting (2019) 4. Jazaeri et al., ASCO Annual Meeting (2019) CAR-T Unproven in solid tumors TCR-transduced (TCR-T) Limited clinical validation HLA-limited Potential safety concerns1 Tumor-infiltrating lymphocyte (TIL) therapy2,3,4 Durable efficacy in checkpoint-refractory patients

18 GEN-011 A new category of solid tumor cell therapy: Neoantigen-targeted Peripheral T cells (NPTs) Peripheral blood (leukopak) Up to 30 neoantigens Neoantigen-specific cell expansion in fully closed single-use vessels GEN-011 NPTs: Non-engineered, neoantigen-specific

19 GEN-011 overcomes limitations of other solid tumor cell therapy approaches

20 GEN-011 delivers billions of NPTs that are: Highly neoantigen-specific 96% Antigen Specific A ct iv a tio n M a rk er 2 Activation Marker 1 16:1 8:1 4:1 2:1 1:1 0.5:1 0 20 40 60 80 100 Effector:Target ratio % C yt ot ox ic ity Specific Neoantigens Unpulsed Control Powerfully cytolytic against their targets GEN-011 TIL2 0 5000 10000 15000 20000 25000 IF N γ pg /m L More active and potent compared to TIL 1 Naive Terminal memory Memory (Cm+Em) 0 25 50 75 100 % F re qu en cy The desired memory phenotype 1. Ritthipichai, SITC 2017 1

21 89% GEN-011 NPTs are specific for 89% of all intended neoantigen targets* *Mean across development runs with cancer patient material Recent selected TIL data show successful amplification to only 4% of antigens included in the process1 Recent conventional TIL data show responses to an average of 6% of the predicted neoantigens2 Recent engineered TCR-T data suggest only up to 3 neoantigen specificities targeted3 GEN-011 targets up to 30 neoantigens 1. Samuel et al., AACR Presentation (April 2020) 2. Creelan et al., AACR Presentation (April 2020) 3. Cristea et al., 2020 AACR Presentation (April 2020) GEN-011 provides unparalleled breadth of neoantigen coverage

22 Robust and rapidly scalable manufacturing process with fully closed single-use technology Peripheral blood (leukopak) Up to 30 verified neoantigens Expansion of neoantigen-specific cells in fully closed single-use GRex vessels T cells Phenotypic cell sort Monocyte-derived dendritic cells Peripheral blood from every patient, dramatically expanding accessible patient population Robust process designed to deliver billions of cells for every patient Modular, rapidly expandable manufacturing process Cost, time-to-delivery expected to be favorable compared to TIL and TCR-T therapy GEN-011 Process

23 TITAN trial: GEN-011 in patients with CPI–resistant solid tumors Trial Objectives Accruing patients Cohort A Multiple low dose (up to 12 patients) • No lymphodepletion • Low dose IL-2 • Safety • Clinical activity • ORR • DOR • GEN-011 proliferation and persistence • Tumor T cell penetration Trial objectives Patients with immune responsive tumors that have not achieved an adequate response after PD-1 based therapy Melanoma, NSCLC, SCLC, SCCHN, UC, RCC, SqCC skin, SqCCAC Targeted indications Cohort B Single high dose (up to 12 patients) • Lymphodepletion • High dose IL-2

24 CD8+ and CD4+ T cells targeting up to 30 neoantigens Robust and rapidly scalable manufacturing process Peripheral blood enabling greater accessibility, activity and durability GEN-011: Transforming neoantigen T cell therapy for solid tumors

Genocea at a glance

Revolutionary antigen discovery platform → ATLAS TARGETS MATTER

Differentiated clinical-stage immunotherapies →

GEN-009
Neoantigen vaccine

Longer term efficacy in combination with checkpoint inhibitor
Q2 2021

GEN-011
Neoantigen cell therapy

Monotherapy efficacy in checkpoint-resistant patients
Late Q4 2021/Q1 2022

genocea

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26 NASDAQ: GNCA 100 Acorn Park Drive Cambridge, MA 02140 USA +1 617.876.8191 www.genocea.com